UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2023

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On July 7, 2023, Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”) held its annual meeting of stockholders, virtually via webcast. At the annual meeting, the Company’s stockholders voted in person or by proxy on (1) the election of the following individuals to the board of directors: Keith D. Hall, Peter McMillan III, William M. Petak, Laurent Degryse and Kenneth G. Yee; and (2) the ratification of the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
All of the director nominees were elected. The number of votes cast for and votes withheld from each of the director nominees and the number of broker non-votes were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Keith D. Hall	28,814,196	1,432,015	20,410,948
Peter McMillan III	28,535,133	1,605,761	20,410,948
William M. Petak	28,531,352	1,730,905	20,410,948
Laurent Degryse	28,579,449	1,670,201	20,410,948
Kenneth G. Yee	28,580,894	1,683,857	20,410,948
The appointment of E&Y was ratified. The results of the vote on the ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of E&Y Appointment	53,921,250	588,978	777,308	N/A

ITEM 8.01 OTHER EVENTS
On July 6, 2023, Pacific Oak SOR (BVI) Holdings, Ltd. (“SOR BVI”), a wholly owned subsidiary of the Company, completed a public offering to Israeli investors, of 319.6 million Israeli new Shekels (approximately $86.4 million as of July 6, 2023) Series C bonds (the “Series C Bonds”). The Series C Bonds were issued and registered with the Tel Aviv Stock Exchange on July 9, 2023. The terms of the Series C Bonds are governed by a deed of trust, dated as of July 6, 2023, among SOR BVI and Reznik Paz Nevo Trusts Ltd., as trustee. The notes will bear interest at the rate of 9% per year. The Series C Bonds mature on June 30, 2026 and are collateralized by lands held for investment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: July 7, 2023	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary